                                EXHIBIT (8)(o)(3)

         AMENDMENT NO. 3 TO AMENDED AND RESTATED PARTICIPATION AGREEMENT
                                      (MFS)

                       ADDENDUM TO PARTICIPATION AGREEMENT

     Amendment No. 3 to the Amended and Restated Participation Agreement, dated as of July 1, 2001, by and among MFS VARIABLE INSURANCE TRUST, MASSACHUSETTS FINANCIAL SERVICES COMPANY, and TRANSAMERICA LIFE INSURANCE COMPANY (the "Agreement").

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A
                              Effective May 1, 2002

                        ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT

====================================================================================================================================
       Name of Separate Account                                               Share Class
       and Date Established by                  Policies Funded               (Initial or                   Portfolios
          Board of Directors                  by Separate Account           Service Class)            Applicable to Policies
====================================================================================================================================
         Retirement Builder                   Transamerica Life                 Initial             MFS Emerging Growth Series
      Variable Annuity Account                Insurance Company                                 MFS Investors Growth Stock Series
           March 29, 1996                      Policy Form No.                                       MFS New Discovery Series
                                              AV288 101 985 796                                        MFS Research Series
                                     (including successor forms, addenda                             MFS Total Return Series
                                     and endorsements-may vary by state)                               MFS Utilities Series
                                            under marketing names:
                                        "Retirement Income Builder II
                                       Variable Annuity" and "Portfolio
                                           Select Variable Annuity"
------------------------------------------------------------------------------------------------------------------------------------
    Legacy Builder Variable Life              Transamerica Life                 Initial             MFS Emerging Growth Series
          Separate Account                    Insurance Company                                        MFS Research Series
          November 20, 1998                    Policy Form No.                                       MFS Total Return Series
                                               WL851 136 58 699                                        MFS Utilities Series
                                           under the marketing name
                                          "Legacy Builder Plus" and
                                              "Estate Enhancer"
------------------------------------------------------------------------------------------------------------------------------------
        Separate Account VA B                 Transamerica Life                 Service              MFS Total Return Series
          January 19, 1990                    Insurance Company                                      MFS New Discovery Series
                                               Policy Form No.
                                              AV720 101 148 102
                                           under the marketing name
                                            "Transamerica Landmark
                                            Variable Annuity" and
                                            "Transamerica Freedom
                                              Variable Annuity"
------------------------------------------------------------------------------------------------------------------------------------
        Separate Account VA C                 Transamerica Life                 Service              MFS Total Return Series
          February 20, 1997                   Insurance Company                                      MFS New Discovery Series
                                               Policy Form No.
                                              AV710 101 147 102
                                           under the marketing name
                                             "Transamerica EXTRA
                                              Variable Annuity"
------------------------------------------------------------------------------------------------------------------------------------

                        ACCOUNTS, POLICIES AND PORTFOLIOS
               SUBJECT TO THE PARTICIPATION AGREEMENT continued...

====================================================================================================================================
       Name of Separate Account                                               Share Class
       and Date Established by                  Policies Funded               (Initial or                   Portfolios
          Board of Directors                  by Separate Account           Service Class)            Applicable to Policies
------------------------------------------------------------------------------------------------------------------------------------
        Separate Account VA D                 Transamerica Life                 Service              MFS Total Return Series
          February 20, 1997                   Insurance Company                                      MFS New Discovery Series
                                               Policy Form No.
                                              AV474 101 122 1099
                                           under the marketing name
                                             "Transamerica Access
                                              Variable Annuity"
------------------------------------------------------------------------------------------------------------------------------------
        Separate Account VA E                 Transamerica Life                 Initial                  MFS Bond Series
          February 20, 1997                    Insurance Company                                 MFS Capital Opportunities Series
                                               Policy Form No.                                      MFS Emerging Growth Series
                                              AV288 101 985 796                                 MFS Investors Growth Stock Series
                                     (including successor forms, addenda                             MFS New Discovery Series
                                     and endorsements-may vary by state)                               MFS Research Series
                                           under the marketing name                                    MFS Utilities Series
                                     "Privilege Select Variable Annuity"
------------------------------------------------------------------------------------------------------------------------------------
        Separate Account VA F                 Transamerica Life                 Service             MFS Emerging Growth Series
            May 15, 2000                      Insurance Company                                 MFS Investors Growth Stock Series
                                               Policy Form No.                                         MFS Utilities Series
                                              AV288-101-985-796
                                     (including successor forms, addenda
                                     and endorsements-may vary by state)
                                           under the marketing name
                                            "Premier Asset Builder
                                              Variable Annuity"
------------------------------------------------------------------------------------------------------------------------------------
        Separate Account VA I                 Transamerica Life                 Service         MFS Investors Growth Stock Series
            May 15, 2000                      Insurance Company                                        MFS Research Series
                                               Policy Form No.                                       MFS Total Return Series
                                              AV288-101-985-796
                                     (including successor forms, addenda
                                     and endorsements-may vary by state)
                                           under the marketing name
                                      "Principal-Plus Variable Annuity"
------------------------------------------------------------------------------------------------------------------------------------
        Separate Account VA J                 Transamerica Life                 Service             MFS Emerging Growth Series
            May 15, 2000                      Insurance Company                                        MFS Research Series
                                               Policy Form No.                                       MFS Total Return Series
                                                AVI 200 1 0100                                         MFS Utilities Series
                                     (including successor forms, addenda
                                     and endorsements-may vary by state)
                                           under the marketing name
                                        "Immediate Income Builder II"
------------------------------------------------------------------------------------------------------------------------------------

                        ACCOUNTS, POLICIES AND PORTFOLIOS
               SUBJECT TO THE PARTICIPATION AGREEMENT continued...

====================================================================================================================================
       Name of Separate Account                                               Share Class
       and Date Established by                  Policies Funded               (Initial or                   Portfolios
          Board of Directors                  by Separate Account           Service Class)            Applicable to Policies
------------------------------------------------------------------------------------------------------------------------------------
        Separate Account VA K                 Transamerica Life                 Service             MFS Emerging Growth Series
            July 10, 2001                     Insurance Company                                        MFS Research Series
                                               Policy Form No.                                       MFS Total Return Series
                                              AV721 101 149 1001                                       MFS Utilities Series
                                           under the marketing name
                                          "Retirement Income Builder
                                            III Variable Annuity"
------------------------------------------------------------------------------------------------------------------------------------

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.

                           TRANSAMERICA LIFE INSURANCE COMPANY
                           By its authorized officer,

                           By:   /s/ Larry N. Norman
                              -----------------------------------------
                              Larry N. Norman
                              President

                           MFS VARIABLE INSURANCE TRUST, on behalf of the Portfolios
                           By its authorized officer and not individually,

                           By:    /s/ James R. Bordewick, Jr.
                              -----------------------------------------

                           Name:  James R. Bordewick, Jr.
                                ---------------------------------------

                           Title: Assistant Secretary

                           MASSACHUSETTS FINANCIAL SERVICES COMPANY
                           By its authorized officer,

                           By:    /s/ Jeffrey L. Shames
                              -----------------------------------------

                           Name:  Jeffrey L. Shames
                                ---------------------------------------

                           Title: Chairman & Chief Executive Officer
                                 --------------------------------------